                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                  Each of the undersigned, being duly authorized to act for:

         (i) CONSOLIDATED CONTAINER COMPANY LLC (the "Company"), as a member of the Management Committee of Consolidated Container Holdings LLC ("Holdings), which is the Sole Member and Manager of the Company;

         (ii) CONSOLIDATED CONTAINER CAPITAL, INC. ("Capital" and, together with the Company, the "Issuers"), as a member of its Board of Directors, and;

         (iii) REID PLASTICS GROUP LLC ("Reid"), as a member of the Management Committee of Holdings, which is the Sole Member and Manager of the Company, which is the Sole Member and Manager of Reid;

         (iv) PLASTIC CONTAINERS LLC ("Plastic Containers"), as a member of the Management Committee of Holdings, which is the Sole Member and Manager of the Company, which is the Sole Member and Manager of Plastic Containers; and

         (v) CONTINENTAL PLASTIC CONTAINERS LLC ("Continental"), as a member of the Management Committee of Holdings, which is the Sole Member and Manager of the Company, which is the Sole Member and Manager of Plastic Containers, which is the Sole Member and Manager of Continental; and

         (vi) CONTINENTAL CARIBBEAN CONTAINERS, INC. ("Caribbean" and, collectively with Reid, Plastic Containers and Continental, the "Guarantors"), as a member of its Board of Directors;

in his capacity or capacities as set forth below, hereby constitutes and appoints Timothy W. Brasher, Steven M. Silver and John R. Woodard his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Issuers and one or more Guarantors, as applicable, to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the Issuers'
10 1/8% Senior Subordinated Notes due 2009 and the guarantees by the Guarantors thereof (collectively, the "Securities") in connection with the exchange offer relating to the Securities, including, without limitation, the power and authority to sign the name of each of the undersigned in the capacity or capacities indicated below to one or more registration statements to be filed with the Securities and Exchange Commission with respect to the Securities, to any and all amendments or supplements to any such registration statement, whether such amendments or supplements are filed before or after the effective date of the applicable registration statement, and to any and all instruments or documents filed as part of or in connection with any such registration statement or any and all amendments or supplements thereto, whether such amendments or supplements are filed before or after the effective date of any such registration statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof in connection with the foregoing.

         SIGNATURE                                NAME OF COMPANY AND TITLE
       /s/ RONALD V. DAVIS                    CONSOLIDATED CONTAINER COMPANY LLC
    ---------------------------               ----------------------------------
          Ronald V. Davis                     Chairman of the Management Committee
                                              of Consolidated Container Holdings LLC

                                              CONSOLIDATED CONTAINER CAPITAL, INC.
                                              ------------------------------------
                                              Chairman of the Board of Directors

                                              REID PLASTICS GROUP LLC
                                              -----------------------
                                              Chairman of the Management Committee
                                              of Consolidated Container Holdings LLC

                                              PLASTIC CONTAINERS LLC
                                              ----------------------
                                              Chairman of the Management Committee
                                              of Consolidated Container Holdings LLC

                                              CONTINENTAL PLASTIC CONTAINERS LLC
                                              ----------------------------------
                                              Chairman of the Management Committee
                                              of Consolidated Container Holdings LLC

                                              CONTINENTAL CARIBBEAN CONTAINERS, INC.
                                              --------------------------------------
                                              Chairman of the Board of Directors


                                              CONSOLIDATED CONTAINER COMPANY LLC
                                              ----------------------------------
        /s/ PETER M. BERNON                   Vice Chairman of the Management Committee
    ---------------------------               of Consolidated Container Holdings LLC
          Peter M. Bernon
                                              CONSOLIDATED CONTAINER CAPITAL, INC.
                                              ------------------------------------
                                              Vice Chairman of the Board of Directors

                                              REID PLASTICS GROUP LLC
                                              -----------------------
                                              Vice Chairman of the Management Committee
                                              of Consolidated Container Holdings LLC

                                              PLASTIC CONTAINERS LLC
                                              ----------------------
                                              Vice Chairman of the Management Committee
                                              of Consolidated Container Holdings LLC

                                              CONTINENTAL PLASTIC CONTAINERS LLC
                                              ----------------------------------
                                              Vice Chairman of the Management Committee
                                              of Consolidated Container Holdings LLC

                                              CONTINENTAL CARIBBEAN CONTAINERS, INC.
                                              --------------------------------------
                                              Vice Chairman of the Board of Directors

                                                                               3


         SIGNATURE                                NAME OF COMPANY AND TITLE

        /s/ B. JOSEPH ROKUS                   CONSOLIDATED CONTAINER COMPANY LLC
    ---------------------------               ----------------------------------
          B. Joseph Rokus                     Vice Chairman of the Management Committee
                                              of Consolidated Container Holdings LLC

                                              CONSOLIDATED CONTAINER CAPITAL, INC.
                                              ------------------------------------
                                              Vice Chairman of the Board of Directors

                                              REID PLASTICS GROUP LLC
                                              -----------------------
                                              Vice Chairman of the Management Committee
                                              of Consolidated Container Holdings LLC

                                              PLASTIC CONTAINERS LLC
                                              ----------------------
                                              Vice Chairman of the Management Committee
                                              of Consolidated Container Holdings LLC

                                              CONTINENTAL PLASTIC CONTAINERS LLC
                                              ----------------------------------
                                              Vice Chairman of the Management Committee
                                              of Consolidated Container Holdings LLC

                                              CONTINENTAL CARIBBEAN CONTAINERS, INC.
                                              --------------------------------------
                                              Vice Chairman of the Board of Directors

                                                                               4


         SIGNATURE                                NAME OF COMPANY AND TITLE

       /s/ WILLIAM L. ESTES                   CONSOLIDATED CONTAINER COMPANY LLC
    ---------------------------               ----------------------------------
         William L. Estes                     President, Chief Executive Officer and Manager (principal
                                              executive officer)
                                              CONSOLIDATED CONTAINER CAPITAL, INC.
                                              ------------------------------------
                                              President, Chief Executive Officer and Director (principal executive officer)

                                              REID PLASTICS GROUP LLC
                                              -----------------------
                                              President, Chief Executive Officer and Manager (principal
                                              executive officer)

                                              PLASTIC CONTAINERS LLC
                                              ----------------------
                                              President, Chief Executive Officer and Manager (principal
                                              executive officer)

                                              CONTINENTAL PLASTIC CONTAINERS LLC
                                              ----------------------------------
                                              President, Chief Executive Officer and Manager (principal
                                              executive officer)

                                              CONTINENTAL CARIBBEAN CONTAINERS, INC.
                                              --------------------------------------
                                              President, Chief Executive Officer and Director (principal executive officer)

                                                                               5


         SIGNATURE                                NAME OF COMPANY AND TITLE
      /s/ TIMOTHY W. BRASHER                  CONSOLIDATED CONTAINER COMPANY LLC
    ---------------------------               ----------------------------------
        Timothy W. Brasher                    Senior Vice President, Chief Financial Officer and Manager
                                              (principal financial officer and principal accounting
                                              officer)
                                              CONSOLIDATED CONTAINER CAPITAL, INC.
                                              ------------------------------------
                                              Senior Vice President, Chief Financial Officer and
                                              Director (principal financial officer and
                                              principal accounting officer)

                                              REID PLASTICS GROUP LLC
                                              -----------------------
                                              Senior Vice President, Chief Financial Officer and
                                              Manager (principal financial officer and principal
                                              accounting officer)

                                              PLASTIC CONTAINERS LLC
                                              ----------------------
                                              Senior Vice President, Chief Financial Officer and
                                              Manager (principal financial officer and principal
                                              accounting officer)

                                              CONTINENTAL PLASTIC CONTAINERS LLC
                                              ----------------------------------
                                              Senior Vice President, Chief Financial Officer and
                                              Manager (principal financial officer and principal
                                              accounting officer)

                                              CONTINENTAL CARIBBEAN CONTAINERS, INC.
                                              --------------------------------------
                                              Senior Vice President, Chief Financial Officer and
                                              Director (principal financial officer and
                                              principal accounting officer)

                                                                               6


         SIGNATURE                                NAME OF COMPANY AND TITLE
        /s/ JAMES P. KELLY                    CONSOLIDATED CONTAINER COMPANY LLC
    ---------------------------               ----------------------------------
          James P. Kelly                      Manager

                                              CONSOLIDATED CONTAINER CAPITAL, INC.
                                              ------------------------------------
                                              Director

                                              REID PLASTICS GROUP LLC
                                              -----------------------
                                              Manager

                                              PLASTIC CONTAINERS LLC
                                              ----------------------
                                              Manager

                                              CONTINENTAL PLASTIC CONTAINERS LLC
                                              ----------------------------------
                                              Manager

                                              CONTINENTAL CARIBBEAN CONTAINERS, INC.
                                              --------------------------------------
                                              Director

                                                                               7


         SIGNATURE                                NAME OF COMPANY AND TITLE
       /s/ LEONARD LIEBERMAN                  CONSOLIDATED CONTAINER COMPANY LLC
    ---------------------------               ----------------------------------
         Leonard Lieberman                    Manager

                                              CONSOLIDATED CONTAINER CAPITAL, INC.
                                              ------------------------------------
                                              Director

                                              REID PLASTICS GROUP LLC
                                              -----------------------
                                              Manager

                                              PLASTIC CONTAINERS LLC
                                              ----------------------
                                              Manager

                                              CONTINENTAL PLASTIC CONTAINERS LLC
                                              ----------------------------------
                                              Manager

                                              CONTINENTAL CARIBBEAN CONTAINERS, INC.
                                              --------------------------------------
                                              Director

                                                                               8


         SIGNATURE                                NAME OF COMPANY AND TITLE
        /s/ JOHN R. WOODARD                   CONSOLIDATED CONTAINER COMPANY LLC
    ---------------------------               ----------------------------------
          John R. Woodard                     Manager

                                              CONSOLIDATED CONTAINER CAPITAL, INC.
                                              ------------------------------------
                                              Director

                                              REID PLASTICS GROUP LLC
                                              -----------------------
                                              Manager

                                              PLASTIC CONTAINERS LLC
                                              ----------------------
                                              Manager

                                              CONTINENTAL PLASTIC CONTAINERS LLC
                                              ----------------------------------
                                              Manager

                                              CONTINENTAL CARIBBEAN CONTAINERS, INC.
                                              --------------------------------------
                                              Director

                                                                               9


         SIGNATURE                                NAME OF COMPANY AND TITLE
        /s/ WILLIAM G. BELL                   CONSOLIDATED CONTAINER COMPANY LLC
    ---------------------------               ----------------------------------
          William G. Bell                     Manager

                                              CONSOLIDATED CONTAINER CAPITAL, INC.
                                              ------------------------------------
                                              Director

                                              REID PLASTICS GROUP LLC
                                              -----------------------
                                              Manager

                                              PLASTIC CONTAINERS LLC
                                              ----------------------
                                              Manager

                                              CONTINENTAL PLASTIC CONTAINERS LLC
                                              ----------------------------------
                                              Manager

                                              CONTINENTAL CARIBBEAN CONTAINERS, INC.
                                              --------------------------------------
                                              Director
